Financial expense, net	12 Months Ended
Dec. 31, 2021
Financial expense, net [Abstract]
Financial expense, net
Note 21.- Financial expense, net

The following table sets forth financial income and expenses for the years ended December 31, 2021, 2020 and 2019:

	For the year ended December 31,
Financial income	2021	2020	2019
Interest income from loans and credits	2,066	6,651	3,665
Interest rates benefits derivatives: cash flow hedges	689	401	456
Total	2,755	7,052	4,121

	For the year ended December 31,
Financial expenses	2021	2020	2019
Interest on loans and notes	(302,558)	(316,237)	(348,672)
Interest rates losses derivatives: cash flow hedges	(58,712)	(62,149)	(59,318)
Total	(361,270)	(378,386)	(407,990)

Financial interest income from loans and credits included in 2020 a non-monetary financial income of $3.8 million resulting from the refinancing of the debt of Cadonal in the second quarter of 2020 (Note 15).

Interest on loans and notes primarily include interest on corporate and project debt. The decrease in 2020 compared to 2019 is primarily due to the acquisition of Liberty Interactive’s equity interest in Solana in August 2020, which was accounted for as a liability in these Consolidated Financial Statements, in accordance with IAS 32.

Losses from interest rate derivatives designated as cash flow hedges primarily correspond to transfers from equity to financial expense when the hedged item impacts the consolidated income statement.

Net exchange differences

Net exchange differences primarily correspond to realized and unrealized exchange gains and losses on transactions in foreign currencies as part of the normal course of the business of the Company.

Other financial income/(expense), net

The following table sets out Other financial income/(expense), net for the years 2021, 2020 and 2019:

	For the year ended December 31,
Other financial income/(expense), net	2021	2020	2019
Other financial income	32,321	162,290	14,152
Other financial losses	(16,571)	(121,415)	(15,305)
Total	15,750	40,875	(1,153)

Other financial income in 2021 include $7.6 million of income for non-monetary change to the fair value of derivatives of Kaxu for which hedge accounting is not applied, and $9.2 million income further to the change in the fair value of the conversion option of the Green Exchangeable Notes since December 2020 (Note 14). Residual items primarily relate to interest on deposits and loans, including non-monetary changes to the amortized cost of such loans. The decrease of other financial income compared to the year 2020 is primarily due to the gain of $145 million further to the purchase of Liberty Interactive´s equity interest in Solana accounted for in the third quarter of 2020.

Other financial losses include guarantees and letters of credit, other bank fees, non-monetary changes to the fair value of derivatives which hedge accounting is not applied and of financial instruments recorded at fair value through profit and loss, and other minor financial expenses. The decrease compared to the year 2020 is primarily due to $73 million of financial expenses further to the refinancing of the Helios 1&2 debts accounted for in the third quarter of 2020 (Note 15) and a $16 million expense further to the change in the fair value of the conversion option of the Green Exchangeable Notes in 2020 (Note 14).